EXECUTION COPY

                           AMENDMENT NO. 3 AND WAIVER
                                       TO
                      AMENDED AND RESTATED CREDIT AGREEMENT


         AMENDMENT NO. 3 dated as of January 29, 1999 of the Amended and Restated Credit Agreement dated as of April 29, 1998 (as heretofore amended, the "Amended and Restated Agreement") among United Asset Management Corporation, a Delaware corporation (the "Borrower"), the banks listed on the signature pages thereof, Morgan Guaranty Trust Company of New York, as Administrative Agent (the "Administrative Agent"), and BankBoston, N.A., as Collateral Agent (the "Collateral Agent").

         WHEREAS, the Borrower proposes to (i) form a wholly-owned subsidiary named "Allanshore Limited" (and to be renamed "UAM Europe Holdings Limited") and organized as a corporation under number 190389 under the laws of Scotland ("UAM Europe Holdings") and capitalize UAM Europe Holdings with approximately (pound)122,500,000 ((pound)71,500,000 as equity and (pound)51,000,000 as debt), which will be used by UAM Europe Holdings to purchase 100% of the issued and outstanding capital stock of UAM U.K. Holdings from the Borrower (all of the foregoing transactions, the "UK Reorganization"), (ii) pledge 100% of the shares of capital stock of UAM Europe Holdings and the note or notes in an aggregate principal amount of (pound)51,000,000 issued by UAM Europe Holdings to the Borrower, in each case to the Collateral Agent and (iii) cause UAM Europe Holdings to become a Guaranty Subsidiary and pledge 100% of the capital stock of UAM U.K. Holdings to the Collateral Agent;

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1.  Definitions.

          (a) Unless otherwise specifically defined herein, each term used herein which is defined in the Amended and Restated Agreement shall have the meaning assigned to such term in the Amended and Restated Agreement.

          (b) The following definitions are added to Section 1.01 of the Amended and Restated Agreement in the appropriate alphabetical order:

                  "UAM Pledge of Shares" means the Pledge of Shares dated January 29, 1999 between the Borrower and the Collateral Agent, with respect to the pledge by the Borrower of 100% of the shares of UAM Europe Holdings.


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                  "UAM Europe Holdings" means Allanshore Limited (to be renamed
         "UAM Europe Holdings Limited"), a corporation organized under number 190389 under the laws of Scotland.

                  "UAM Europe Holdings Pledge Agreement" means the Pledge Agreement dated as of January 29, 1999 between UAM Europe Holdings and the Collateral Agent.

                  "UAM Subsidiary Note Pledge Agreement" means the UAM Subsidiary Note Pledge Agreement dated as of January 29, 1999 between the Borrower and the Collateral Agent.

          (c) The definition of "Collateral Documents" in Section 1.01 of the Amended and Restated Agreement is amended by adding the words "the UAM Pledge of Shares, the UAM Subsidiary Note Pledge Agreement, the UAM Europe Holdings Pledge Agreement" immediately after the word "means".

          (d) Exhibit F of the Amended and Restated Agreement is amended by adding the following:

         8. UAM Europe Holdings Guaranty, dated as of January 29, 1999, made by UAM Europe Holdings in favor of the Beneficiaries named therein.

          (e) Exhibit G of the Amended and Restated Agreement shall be replaced by a new Exhibit G prepared by the Borrower and in form and substance satisfactory to the Administrative Agent to reflect the UK Reorganization.

         SECTION 2. Waiver and Consent. The undersigned Banks hereby waive any breach by the Borrower of Section 5.07 of the Amended and Restated Agreement to the extent such breach arises out of the Borrower's transfer of the capital stock of UAM U.K. Holdings to UAM Europe Holdings; provided that such capital stock shall continue to be subject to the Lien under the Pledge Agreement and the rights of the Collateral Agent and the other Secured Parties thereunder. On or after the Amendment Effective Date, upon receipt of a stock certificate issued by UAM U.K. Holdings in the name of UAM Europe Holdings and representing 100% of the capital stock of UAM U.K. Holdings (together with appropriate stock powers), the Collateral Agent shall return to the issuer thereof for cancellation stock certificate #2 issued by UAM U.K. Holdings. The undersigned Banks hereby instruct the Collateral Agent to execute on the Amendment Effective Date the documents described in clauses (b) and (d) of Section 7 of this Amendment.


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         SECTION 3. Representations and Warranties. Section 4.11(a) of the
Amended and Restated Agreement is amended by adding the words "the UAM Pledge of Shares, the UAM Europe Holdings Pledge Agreement," immediately after the words "provisions of each of".

         SECTION 4. Limitation on Debt. Section 5.10 of the Amended and Restated Agreement is amended by adding the following as subsection (g-2):

                  (g-2) Debt of UAM Europe Holdings owing to the Borrower in an aggregate principal amount not to exceed (pound)51,000,000 and incurred in connection with the purchase by UAM Europe Holdings of all of the issued and outstanding capital stock of UAM U.K. Holdings;

         SECTION 5. Investments. Section 5.15 of the Amended and Restated Agreement is amended by adding the following as subsection (a-1):

                  (a-1) Investments in UAM Europe Holdings;

         SECTION 6. Representations of Borrower. The Borrower represents and warrants that (i) the representations and warranties of the Borrower set forth in Article 4 of the Credit Agreement will be true on and as of the Amendment Effective Date and (ii) no Default will have occurred and be continuing on such date.

         SECTION 7. Counterparts; Effectiveness. This Amendment may be executed in one or more counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Amendment with the same force and effect as if the signatures of all of the parties were on a single counterpart, and it shall not be necessary in making proof of this Amendment to produce more than one such counterpart. This Amendment shall become effective upon receipt by the Administrative Agent of the following (the date of such effectiveness, the "Amendment Effective Date"):

          (a) duly executed counterparts hereof signed by the Borrower, the Collateral Agent and the Required Banks (or, in the case of any party as to which an executed counterpart shall not have been received, the Administrative Agent shall have received telegraphic, telex, facsimile or other written confirmation from such party of execution of a counterpart hereof by such party);


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          (b) duly executed counterparts signed by the Borrower of a pledge of shares (to create a charge over 100% of the issued and outstanding capital stock of UAM Europe Holdings) and a pledge agreement (to pledge the note or notes in an aggregate principal amount of (pound)51,000,000 issued by UAM Europe Holdings), in each case in form and substance satisfactory to the Agents;

          (c) a duly executed counterpart signed by UAM Europe Holdings of a guaranty in form and substance satisfactory to the Agents;

          (d) a duly executed counterpart signed by UAM Europe Holdings of a pledge agreement (to pledge 100% of the issued and outstanding capital stock of UAM U.K. Holdings) in form and substance satisfactory to the Agents;

          (e) a new Exhibit G to the Amended and Restated Agreement in form and substance satisfactory to the Administrative Agent and reflecting the UK Reorganization;

          (f) an opinion of Hill & Barlow, counsel for the Borrower in form and substance satisfactory to the Agents;

          (g) all documents either Agent may reasonably request (including additional opinions) relating to the existence of UAM Europe Holdings or the consummation of the UK Reorganization, the corporate or other authority for and validity of any of the documents referred to in clauses (a) through (f) above, and any other matters relevant thereto, all in form and substance satisfactory to the Agents.

         SECTION 8. Governing Law. This Amendment shall be governed by, and construed and enforced in accordance with, the internal laws of the State of New York (without reference to conflict of laws principles).

         IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.


                            UNITED ASSET MANAGEMENT CORPORATION

                            By:        /s/ William H. Park
                                       -----------------------------------------
                            Name:      William H. Park
                            Title:     Executive Vice President and
                                         Chief Financial Officer


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                            BANKBOSTON, N.A., as Collateral Agent and Bank

                            By:        /s/ Stewart P. Neff
                                       -----------------------------------------
                            Name:      Stewart P. Neff
                            Title:     Managing Director

                            MORGAN GUARANTY TRUST COMPANY OF NEW YORK

                            By:        /s/ Maria H. Dell'Aquila
                                       -----------------------------------------
                            Name:      Maria H. Dell'Aquila
                            Title:     Vice President


                            DEUTSCHE BANK AG NEW YORK AND/OR CAYMAN ISLANDS
                              BRANCHES

                            By:
                                ------------------------------------------------
                            Name:
                            Title:

                            By:
                                ------------------------------------------------
                            Name:
                            Title:


                            BANK OF AMERICA NT & SA

                            By:        /s/ John Hayes
                                       -----------------------------------------
                            Name:      John Hayes
                            Title:     Vice President


                            THE CHASE MANHATTAN BANK

                            By:
                                ------------------------------------------------
                            Name:
                            Title:


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                            MELLON BANK, N.A.

                            By:        /s/ John R. Cooper
                                       -----------------------------------------
                            Name:      John R. Cooper
                            Title:     Vice President


                            NATIONSBANK, N.A.

                            By:        /s/ Ken Ricciardi
                                       -----------------------------------------
                            Name:      Ken Ricciardi
                            Title:     Senior Vice President


                            CITIBANK, N.A.

                            By:        /s/ Alexander Duke
                                       -----------------------------------------
                            Name:      Alexander Duka
                            Title:     Vice President


                            COMMERZBANK AG NEW YORK BRANCH

                            By:        /s/ William M. Earley
                                       -----------------------------------------
                            Name:      William M. Earley
                            Title:     Vice President

                            By:        /s/ Joseph H. Hayes
                                       -----------------------------------------
                            Name:      Joseph H. Hayes
                            Title:     Assistant Vice President


                            CREDIT LYONNAIS NEW YORK BRANCH

                            By:        /s/ Sebastian Rocco
                                       -----------------------------------------
                            Name:      Sebastian Rocco
                            Title:     Senior Vice President

                            By:
                                ------------------------------------------------
                            Name:
                            Title:


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                            THE FIRST NATIONAL BANK OF CHICAGO

                            By:        /s/ Nicole Holzapfel
                                       -----------------------------------------
                            Name:      Nicole Holzapfel
                            Title:     Vice President


                            FLEET NATIONAL BANK

                            By:        /s/ Robert W. McClelland
                                       -----------------------------------------
                            Name:      Robert W. McClelland
                            Title:     Vice President


                            THE ROYAL BANK OF SCOTLAND PLC

                            By:
                               -------------------------------------------------
                            Name:
                            Title:


                            PARIBAS

                            By:        /s/ David A. Lefkovits
                                       -----------------------------------------
                            Name:      David A. Lefkovits
                            Title:     Managing Director

                            By:        /s/ Debra L. Laskowski
                                       -----------------------------------------
                            Name:      Debra L. Laskowski
                            Title:     Director


                            BAYERISCHE HYPO- UND VEREINSBANK AG, NEW YORK BRANCH

                            By:
                                ------------------------------------------------
                            Name:
                            Title:

                            By:
                                ------------------------------------------------
                            Name:
                            Title:


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                            THE LONG-TERM CREDIT BANK OF JAPAN, LIMITED, NEW
                              YORK BRANCH

                            By:
                                ------------------------------------------------
                            Name:
                            Title:


                            STATE STREET BANK AND TRUST COMPANY

                            By:        /s/ Edward A. Siegel
                                       -----------------------------------------
                            Name:      Edward A. Siegel
                            Title:     Vice President


                            THE BANK OF NEW YORK

                            By:        /s/ Robert V. Masi
                                       -----------------------------------------
                            Name:      Robert V. Masi
                            Title:     Vice President


                            SOCIETE GENERALE, NEW YORK BRANCH

                            By:        /s/ Dabney  Giles Treacy
                                       -----------------------------------------
                            Name:      Dabney Giles Treacy
                            Title:     Vice President


                            UNION BANK OF CALIFORNIA, N.A.

                            By:
                                ------------------------------------------------
                            Name:
                            Title:


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